UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2005

Tarpon Industries, Inc.

(Exact name of registrant as specified in its Charter)

Michigan	001-32428	30-0030900

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 Wills Street, Marysville, Michigan	48040

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (810) 364-7421

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Conditions.

     On May 12, 2005, Tarpon Industries, Inc. hosted an investor conference call to announce its financial results for the Haines Road facility of Bolton Steel Tube Co., Ltd. for the year ended December 31, 2004 (which was acquired by Tarpon Industries, Inc. on February 17, 2005), unaudited pro forma financial information for 2004 and certain other information included in the Company’s press release, dated May 9, 2005, which was furnished to the Commission on Form 8-K on May 11, 2005. A copy of the transcript of such call is furnished with this report following the signature page and is incorporated in this Item 2.02 by reference. The information in this report and the attached transcript shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Transcript of investor call conducted on May 12, 2005

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARPON INDUSTRIES, INC.
Date: May 17, 2005	By:	/s/ James T. House
James T. House
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Transcript of investor call conducted on May 12, 2005

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